Exhibit 10.3

SECURITY AGREEMENT

This Security Agreement (this “Agreement”), dated as of August 31, 2026 is entered into by and among ConnectM Technology Solutions, Inc., a Delaware corporation (the “Company”) and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 7.5 (together with the Company, the “Grantors”) in favor of Ascent Partners Fund LLC, a Delaware limited liability company (together with its successors and assigns, the “Purchaser”), as purchaser of the Purchased Securities sold by the Company pursuant to the Securities Purchase Agreement, dated as of August 31, 2026, by and between the Company and the Purchaser (the “Purchase Agreement”; capitalized terms used but not defined herein are used as defined in the Purchase Agreement, including by reference in Schedule II thereof to definitions in other Transaction Documents), for itself and as agent for the other Purchaser Parties, including all holders of Purchased Securities.

Whereas, pursuant to the Purchase Agreement, the Purchaser is purchasing the Purchased Securities from the Company upon the terms and subject to the conditions set forth therein;

Whereas, each Grantor has, among other things, guaranteed the Obligations of the Company under the Transaction Documents pursuant to a Guaranty of even date herewith and will derive substantial direct and indirect benefits from the purchase of the Purchased Securities under the Purchase Agreement; and

Whereas, it is a condition precedent to the obligation of the Purchaser to purchase the Purchased Securities from the Company under the Purchase Agreement that the Grantors shall have executed this Agreement and delivered it to the Purchaser;

Now, therefore, in consideration of the representations, warranties and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I           Definitions

1.1           UCC. The following terms have the meanings given to them in the UCC and terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC (such meanings to be equally applicable to both the singular and plural forms of the terms defined), including the following: “account,” “account debtor,” “as-extracted collateral,” “certificated security,” “chattel paper,” “commercial tort claim,” “commodity contract,” “deposit account,” “documents,” “electronic chattel paper,” “equipment,” “farm products,” “fixture,” “general intangible,” “goods,” “health-care-insurance receivable,” “instruments,” “inventory,” “investment property,” “letter-of-credit right,” “payment intangible,” “proceeds,” “record,” “securities account,” “security,” “supporting obligation,” “tangible chattel paper” and “timber to be cut.”

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of Delaware; provided, that, in the event that, by reason of mandatory provisions of any applicable Regulation, any of the attachment, perfection or priority of any other Purchaser Party’s security interest in any Collateral is governed by the Uniform Commercial Code or comparable Regulation of a jurisdiction other than the State of Delaware, “UCC” shall mean the Uniform Commercial Code or comparable Regulation as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of the definitions related to or otherwise used in such provisions.

1.2           Certain Other Terms. Section 5.15 (Interpretation) of the Purchase Agreement is applicable to this Agreement in accordance with its terms, as well as several other provisions of Article V (Miscellaneous) of the Purchase Agreement.

“Blue Cloud Shares” means, collectively, all certificated and uncertificated shares of capital stock of Blue Cloud Mineral Technologies, Inc. (or any successor entity thereto) owned or at any time hereafter acquired by any Grantor, together with all dividends, distributions and other rights received or receivable with respect thereto.

1.3           “Uplisting” means the initial listing of the Company’s common stock on a national securities exchange (including the NYSE, NYSE American, or Nasdaq).

ARTICLE II           Grant of Security Interest

2.1           Collateral. (a) Prior to the completion of the Uplisting, for the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interest is collectively referred to as the “Collateral”:

(a)            all accounts, as-extracted collateral, chattel paper, deposit accounts, documents, equipment, general intangibles (including all payment intangibles, Intellectual Property, rights to tax refunds, intercompany notes, rights arising out of leases, licenses, and contracts which are not accounts, computer software, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, options, warranties, service contracts, program services, rights to refund, reimbursement, indemnification, and subrogation, goodwill, licenses, royalties, franchises, customer lists, reversions from any retirement plan or arrangement, money, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code), instruments (including dividends and rights to payment arising out of partnership agreements and management contracts), inventory, investment property (including any Pledged Collateral and Pledged Investment Property) and any supporting obligations related thereto;

(b)           any commercial tort claims set forth on the Disclosure Certificate;

(c)           all books, records, ledgers, files, writings, data bases, plans, drawings, and information relating to any of the foregoing, pertaining to the other property described in this Section 2.1;

(d)           all property of such Grantor held by any Purchaser Party, including all property of every description, in the custody of or in transit to such Purchaser Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor or as to which such Grantor may have any right or power, including cash;

(e)           all other goods, fixtures, improvements (not constituting real property), and other personal property of such Grantor, whether tangible or intangible and wherever located;

(f)            to the extent not otherwise included, all cryptocurrency and other blockchain assets; and

(g)           to the extent not otherwise included, all proceeds of the foregoing, including insurance proceeds (including any surrender value therefor, any right to return, or unearned premiums), causes and rights of action, remedies, privileges, settlements, judicial and arbitration judgments and awards, indemnities, Liens, warranties, or guaranties payable from time to time with respect to, or Lien or other security for, any of the foregoing;

provided, that “Collateral” shall not include any Excluded Property; and provided, further, that if and when any property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral. Where the context requires, provisions relating to any Collateral when used in relation to a Grantor shall refer to such Grantor’s Collateral or any relevant part thereof.

(b) Upon and following the completion of the Uplisting, notwithstanding anything to the contrary in Section 2.1(a), “Collateral” shall mean solely the Blue Cloud Shares and all proceeds thereof (including insurance proceeds, causes and rights of action, remedies, privileges, settlements, judicial and arbitration judgments and awards, indemnities, Liens, warranties, or guaranties payable from time to time with respect to, or Lien or other security for, the Blue Cloud Shares). For the avoidance of doubt, upon and following the completion of the Uplisting, (i) the security interest granted pursuant to Section 2.2 shall apply only to the Blue Cloud Shares and proceeds thereof, (ii) the Grantors shall have no obligation to maintain, perfect, or deliver any Collateral other than the Blue Cloud Shares and proceeds thereof, and (iii) the Purchaser shall, at the request and expense of any Grantor, promptly execute and deliver UCC-3 termination statements and such other documentation as may be reasonably necessary to release any Liens on property that no longer constitutes Collateral.

(c) The Company shall provide the Purchaser with prompt written notice upon the completion of the Uplisting, together with reasonable evidence thereof.

“Excluded Property” means, collectively, (i) any Permit or similar Contractual Obligation listed on the Disclosure Certificate as “Excluded Property” and entered into by any Grantor prior to the date hereof or entered into by any Grantor with the consent of the Purchaser after the date hereof (A) that prohibits or requires the consent of any person other than the Company, any other Company Party or any of their respective Affiliates as a condition to the creation by such Grantor of a Lien on any right, title or interest in such Permit or other agreement or any Capital Stock or Stock Equivalent related thereto, or (B) to the extent that any Regulation applicable thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in (A) and (B), and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Regulation, (ii) fixed or capital assets owned by any Grantor that is subject to a purchase money security interest or a Capital Lease if the documentation pursuant to which such Lien is granted (or in the documentation providing for such Capital Lease) prohibits or requires the consent of any person (other than the Company, any other Company Party and their respective Affiliates) as a condition to the creation of any other Lien on such equipment and (iii) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed); provided, that “Excluded Property” shall not include any proceeds, products, substitutions or replacements of Excluded Property (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property), all of which shall therefore be included in Collateral as provided hereunder.

2.2           Grant of Security Interest in Collateral. Each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor (the “Secured Obligations”), hereby mortgages, pledges and hypothecates to the Purchaser, for itself and as agent for the other Purchaser Parties, and grants to the Purchaser, for itself and as agent for the other Purchaser Parties, a Lien on and security interest in, all of its rights, title and interests in, to and under the Collateral of such Grantor.

ARTICLE III           Representations and Warranties

To induce the Purchaser to enter into the Transaction Documents, each Grantor hereby jointly and severally represents and warrants each of the following to the Purchaser, for itself and as agent for the other Purchaser Parties:

3.1           Title; No Other Liens. Except for the Lien granted to the Purchaser Parties pursuant to this Agreement and other Permitted Liens under any Transaction Document (including Section 3.2), such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. Such Grantor (a) is the record and beneficial owner of the Collateral pledged by it hereunder constituting instruments or certificates and (b) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien.

3.2           Perfection and Priority. The security interest granted pursuant to this Agreement constitutes a valid and continuing perfected security interest in favor of the Purchaser, for itself and as agent for the other Purchaser Parties, in all Collateral subject, for the following Collateral, to the occurrence of the following: (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of such filings set forth on the Disclosure Certificate (which have been delivered to the Purchaser in completed and duly authorized form), (ii) with respect to any deposit account, the execution of Control Agreements, (iii) in the case of all Copyrights, Trademarks, Patents and other Intellectual Property for which UCC filings are insufficient, the making of all appropriate filings with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, (iv) in the case of letter-of-credit rights that are not supporting obligations of Collateral, the execution of an agreement granting control to the Purchaser over such letter-of-credit rights, (v) in the case of electronic chattel paper, the completion of all steps necessary to grant control to the Purchaser over such electronic chattel paper and (vi) in the case of Vehicles, the actions required under Section 4.1(f). Such security interest shall be prior to all other Liens on the Collateral except as permitted by any Transaction Document upon (i) in the case of all Pledged Investment Property having instruments or certificates, Pledged Certificated Stock and Pledged Debt Instruments, the delivery thereof to the Purchaser of such Pledged Certificated Stock, Pledged Debt Instruments and Pledged Investment Property, in each case properly endorsed for transfer to the Purchaser or in blank, (ii) in the case of all Pledged Investment Property not having instruments or certificates and Pledged Uncertificated Stock, the execution of Control Agreements with respect to such investment property and (iii) in the case of all other instruments and tangible chattel paper that are not Pledged Collateral or Pledged Investment Property, the delivery thereof to the Purchaser of such instruments and tangible chattel paper. Except as set forth in this Section 3.2, all actions by each Grantor necessary or desirable to protect and perfect the Lien granted hereunder on the Collateral have been duly taken.

“Control Agreement” means, with respect to any deposit account, any securities account, commodity account, securities entitlement or commodity contract, an agreement, in form and substance satisfactory to the Purchaser, among the Purchaser, the financial institution or other person at which such account is maintained or with which such entitlement or contract is carried and the party maintaining such account, to the extent (a) such financial institution or other person is acceptable to the Purchaser in its sole discretion and (b) such agreement is effective to grant “control” (as defined under each applicable UCC) over such account, entitlement or contract to the Purchaser.

“Pledged Investment Property” means any investment property of any Grantor, and any distribution of property made on, in respect of or in exchange for the foregoing from time to time, other than any Pledged Collateral.

“Vehicles” means all vehicles covered by a certificate of title law of any state.

3.3           Specific Collateral. None of the Collateral is, or constitutes proceeds or products of, farm products, as-extracted collateral, health-care-insurance receivables or timber to be cut.

3.4           Representations and Warranties under the Purchase Agreement. The representations and warranties as to such Grantor and its Subsidiaries made in the Purchase Agreement (including in the Disclosure Certificate) with respect to the Collateral are true and correct as of the date hereof and on each other date when made.

ARTICLE IV           COVENANTS

Each Grantor agrees with the Purchaser and the other Purchaser Parties to the following, as long as any Obligation remains outstanding and, in each case, unless the Purchaser otherwise consents in writing:

4.1           Maintenance of Perfected Security Interest; Bank Accounts; Further Documentation and Consents.

(a)           Such Grantor shall (i) not use or permit any Collateral to be used unlawfully or in violation of any provision of any Transaction Document, any Regulation or any policy of insurance covering the Collateral. (ii) not enter into any agreement, obligation or undertaking restricting the right or ability of such Grantor or the Purchaser to enter into an Asset Sale, if such restriction would have a Material Adverse Effect and (iii) not Sell any right, title or interest in, or grant or suffer to exist any Lien on, any part of the Collateral except for Permitted Liens and except for Sales expressly permitted in any other Transaction Document.

(b)           Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest and such priority against the claims and demands of all persons (other than the Purchaser Parties).

(c)           Such Grantor shall furnish to the Purchaser from time to time updates to the Disclosure Certificate and other lists, schedules and other documentation as may be requested by the Purchaser further identifying and describing the Collateral and such other documentation in connection with the Collateral as the Purchaser may reasonably request, all in reasonable detail and in form and substance satisfactory to the Purchaser.

(d)           Such Grantor shall deposit all cash it receives in deposit accounts subject to Control Agreements; provided, that such Grantor may maintain payroll, withholding tax and other fiduciary accounts in deposit accounts not subject to Control Agreements.

(e)           At any time and from time to time, upon the written request of the Purchaser, such Grantor shall, for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, (i) promptly and duly execute and deliver, and have recorded, such further documentation, including an authorization to file (or, as applicable, the filing) of any financing statement or amendment under the UCC (or other filings under similar Regulations) in effect in any jurisdiction with respect to the security interest created hereby and (ii) take such further action as the Purchaser may reasonably request, including (A) using its best efforts to secure all approvals necessary or appropriate for the assignment to or for the benefit of the Purchaser of any Permit or other agreement, including any IP License, held by such Grantor and to enforce the security interests granted hereunder and (B) executing and delivering any Control Agreements with respect to deposit accounts and securities accounts and ensuring the financial institutions where such deposit accounts and securities accounts are maintained execute and deliver such Control Agreements to the Purchaser (or, if such institution does not do so, promptly and in any event within 30 days of such request, close such deposit accounts and security accounts).

(f)           If requested by the Purchaser, the Grantor shall arrange for the Purchaser’s first priority security interest to be noted on the certificate of title of each Vehicle and shall file any other necessary documentation in each jurisdiction that the Purchaser shall deem advisable to perfect its security interests in any Vehicle.

(g)           To ensure that any of the Excluded Property set forth in clause (ii) of the definition of “Excluded Property” becomes part of the Collateral, such Grantor shall use its best efforts to obtain any required consents from any person (other than the Company, any Company Party and their respective Affiliates) with respect to any Permit or Contractual Obligation with such person entered into by such Grantor that requires such consent as a condition to the creation by such Grantor of a Lien on all or part of such Excluded Property.

4.2           Changes in Locations, Name, Etc.

(a)           Except upon 30 days’ prior written notice to the Purchaser and delivery to the Purchaser of all documentation reasonably requested by the Purchaser to maintain the validity, perfection and priority of the security interests granted in the Transaction Documents, such Grantor shall not do any of the following:

(i)           change its legal name or location, or, in the case of an entity, jurisdiction of organization or, in the case of an individual, address of legal residence, in each case from that identified as current as of the date hereof described in the Disclosure Certificate; or

(ii)           in the case of an entity, change its organizational identification number, if any, or corporation, limited liability company, partnership or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

(b)           Such Grantor shall not permit any inventory or equipment to be kept at a location other than those listed on the Disclosure Certificate, except for inventory or equipment in transit.

4.3           Pledged Collateral.

(a)            Delivery. Such Grantor shall (i) deliver to the Purchaser, in suitable form for transfer and in form and substance satisfactory to the Purchaser, (A) all of its Pledged Certificated Stock, (B) all of its Pledged Debt Instruments and (C) all certificates and instruments evidencing its Pledged Investment Property and (ii) maintain all of its Pledged Uncertificated Stock of a type that can be maintained in a securities account and all other Pledged Investment Property in a securities account subject to a Control Agreement. All Pledged Collateral (other than Pledged Uncertificated Stock) and all Pledged Investment Property consisting of instruments and certificates owned by such Grantor as of the date hereof shall have been delivered to the Purchaser as of the date hereof.

(b)           Event of Default. During the continuance of an Event of Default, the Purchaser shall have the right, at any time in its discretion and without notice to any Grantor, to (i) transfer to or to register in its name or in the name of its nominees any Pledged Collateral or any Pledged Investment Property, (ii) exchange any certificate or instrument representing or evidencing any Pledged Collateral or any Pledged Investment Property for certificates or instruments of smaller or larger denominations and (iii) exercise all of the rights of such Grantor in any Pledged Stock, and a transferee or assignee of such Pledged Stock from the Purchaser shall, to the same extent as such Grantor, become a holder of such Pledged Stock and be entitled to participate in the management of the issuer of such Pledged Stock and, upon the transfer of the entire interest of such Grantor to such transferee or assignee, such Grantor shall, by operation of law, cease to be a holder of such Pledged Stock.

(c)           Cash Distributions with respect to Pledged Collateral. Except as provided in Article V, such Grantor shall be entitled to receive all cash distributions paid in respect of the Pledged Collateral.

(d)           Voting Rights. Except as provided in Article V, such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Collateral or be inconsistent with or result in any violation of any provision of any Transaction Document.

4.4           Accounts.

(a)           Such Grantor shall not, other than in the ordinary course of business, (i) grant any extension of the time of payment of any account, (ii) compromise or settle any account for less than the full amount thereof, (iii) release, wholly or partially, any person liable for the payment of any account, (iv) allow any credit or discount on any account or (v) amend, supplement or modify any account in any manner that could adversely affect the value thereof.

(b)           Such Grantor shall (i) instruct each account debtor and each other person obligated to make a payment to it under any account or general intangible to make payments into deposit accounts subject to a Control Agreement (and ensure that each such account debtor and other person does so) and (ii) immediately upon receipt, deposit in a deposit account subject to a Control Agreement all proceeds of such accounts and general intangibles not otherwise deposited directly to such a deposit account.

(c)           The Purchaser shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and, subject to the requirements set forth in Section 4.4(a) (No Material Non-Public Information) of the Purchase Agreement and other provisions of the Transaction Documents containing restrictions on providing material non-public information, such Grantor shall furnish all such assistance and information as the Purchaser may reasonably require in connection therewith. At any time and from time to time, upon the Purchaser’s request, subject to the requirements set forth in Section 4.4(a) (No Material Non-Public Information) of the Purchase Agreement and other provisions of the Transaction Documents containing restrictions on providing material non-public information, such Grantor shall cause independent public accountants or others satisfactory to the Purchaser to furnish to the Purchaser reports showing reconciliations, aging and test verifications of, and trial balances for, the accounts.

4.5           Equipment and Commodity Contracts.

(a)           Such Grantor will use all equipment constituting Collateral solely in the ordinary course of business, will keep all tangible Collateral in good order and repair, and will not waste or destroy any part of the Collateral. Grantors will not use any of the Collateral in violation of any Regulation in any material respect.

(b)           Except in the ordinary course of business (to the extent disclosed to the Purchaser prior to the date hereof) and except as expressly permitted by this Agreement or the Purchase Agreement, the Purchaser does not authorize such Grantor to, and such Grantor will not, without the Purchaser’s prior written consent, sell, lease, assign, license, transfer, or otherwise dispose of or in any manner alter, modify, manufacture, process, or assemble the Collateral or any part thereof.

(c)           Such Grantor may dispose of any equipment constituting Collateral which is worn out, destroyed, or damaged beyond repair; provided, that. unless such Grantor determines in the ordinary course of business that such equipment is no longer useful in its operations, such Grantor promptly replaces such disposed of equipment with new equipment, free of any Lien except for Permitted Liens, which has a value or utility at least equal as of the date of replacement to the value or utility of the replaced equipment as of the date hereof.

(d)           Such Grantor shall not have any commodity contract other than with a person approved by the Purchaser and subject to a Control Agreement.

4.6           Delivery of Instruments and Tangible Chattel Paper and Control of Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper.

(a)            If any amount payable under or in connection with any Collateral owned by such Grantor is or shall be evidenced by an instrument or tangible chattel paper other than such instrument delivered in accordance with Section 4.3(a) and in the possession of the Purchaser, such Grantor shall mark all such instruments and tangible chattel paper with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest ASCENT PARTNERS FUND LLC, for itself and as agent” and, at the request of the Purchaser, shall immediately deliver such instrument or tangible chattel paper to the Purchaser, duly indorsed in a manner satisfactory to the Purchaser. No amount payable to such Grantor under or in connection with any account is as of the date hereof evidenced by any instrument or tangible chattel paper that has not been delivered to the Purchaser on or prior to the date hereof, properly endorsed for transfer, to the extent delivery is required by this clause(a).

(b)           Such Grantor shall not grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any investment property to any person other than the Purchaser.

(c)           If such Grantor is or becomes the beneficiary of a letter of credit that is not a supporting obligation of any Collateral, such Grantor shall promptly, and in any event within two (2) business days after becoming a beneficiary, notify the Purchaser thereof and enter into an agreement with the Purchaser, the issuer of such letter of credit or any nominated person with respect to the letter-of-credit rights under such letter of credit. Such agreement shall assign such letter-of-credit rights to the Purchaser and such assignment shall be sufficient to grant control for the purposes of Section 9-107 of the UCC (or any similar section under any equivalent UCC). Such agreement shall also direct all payments thereunder to an account controlled (as defined in the UCC) by the Purchaser. The provisions of such agreement shall be in form and substance reasonably satisfactory to the Purchaser.

(d)           If any amount payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by electronic chattel paper, such Grantor shall take all steps necessary to grant the Purchaser control of all such electronic chattel paper for the purposes of Section 9-105 of the UCC (or any similar section under any equivalent UCC) and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

4.7           Intellectual Property

(a)           Within 60 days after acquisition of any new Intellectual Property (whether by creation, acquisition, transfer or otherwise), such Grantor shall provide the Purchaser notification thereof and the short-form intellectual property agreements and assignments as described in this Section 4.7 and other documentation that the Purchaser reasonably requests with respect thereto.

(b)           Such Grantor shall (and shall cause all its licensees to) (i) (1) continue to use each Trademark included in the Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (2) maintain at least the same standards of quality of products and services offered under such Trademark as are currently maintained, (3) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Regulations, (4) not adopt or use any other Trademark that is confusingly similar or a colorable imitation of such Trademark unless the Purchaser shall obtain a perfected security interest in such other Trademark pursuant to this Agreement and (ii) not do any act or omit to do any act whereby (w) such Trademark (or any goodwill associated therewith) may become destroyed, invalidated, impaired or harmed in any way, (x) any Patent included in the Intellectual Property may become forfeited, misused, unenforceable, abandoned or dedicated to the public, (y) any portion of the Copyrights included in the Intellectual Property may become invalidated, otherwise impaired or fall into the public domain or (z) any Trade Secret that is Intellectual Property may become publicly available or otherwise unprotectable.

(c)           Such Grantor shall notify the Purchaser immediately if it knows, or has reason to know, that any application or registration relating to any Intellectual Property may become forfeited, misused, unenforceable, abandoned or dedicated to the public, or of any adverse determination or development regarding the validity or enforceability or such Grantor’s ownership of, interest in, right to use, register, own or maintain any Intellectual Property (including the institution of, or any such determination or development in, any proceeding relating to the foregoing in any Applicable IP Office (as defined below)). Such Grantor shall take all actions that are necessary or reasonably requested by the Purchaser to maintain and pursue each application (and to obtain the relevant registration or recordation) and to maintain each registration and recordation included in the Intellectual Property.

(d)           Such Grantor shall not knowingly do any act or omit to do any act to infringe, misappropriate, dilute, violate or otherwise impair the Intellectual Property of any other person. In the event that any Intellectual Property of such Grantor is or has been infringed, misappropriated, violated, diluted or otherwise impaired by a third party, such Grantor shall take such action as it reasonably deems appropriate under the circumstances in response thereto, including promptly bringing suit and recovering all damages therefor.

(e)           Such Grantor shall execute and deliver to the Purchaser in form and substance reasonably acceptable to the Purchaser and suitable for (i) filing in the Applicable IP Office the short-form intellectual property security agreements in the form attached hereto as Annex 3 for all Copyrights, Trademarks, Patents and IP Licenses of such Grantor and (ii) recording with the appropriate Internet domain name registrar, a duly executed form of assignment for all Internet Domain Names of such Grantor (together with appropriate supporting documentation as may be requested by the Purchaser). “Applicable IP Office” means the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States.

4.8           Landlord Waivers. If any Collateral is at any time not in transit and located on any real property not owned and possessed by a Grantor, such Grantor shall provide prompt written notice to the Purchaser and notify any owner, lessor, licensor of any part of, or any other person having any right to enter on any part of, such real property of the Purchaser’s security interest in such Collateral.  Upon the Purchaser’s request and option, such Grantor shall (i) instruct each such owner, lessor, licensor and other person to hold all such Collateral for the Purchaser’s account subject to such Grantor’s instructions, or, if an Event of Default shall have occurred, subject to the Purchaser’s instructions and (ii) cause each such owner, lessor, licensor and other person to enter into a landlord waiver in form and substance satisfactory to the Purchaser.

4.9           Third-Party Possession or Control. If any Collateral is at any time in the possession or control of any warehouseman, bailee, agent or independent contractor, such Grantor shall provide prompt written notice to the Purchaser and notify such warehouseman, bailee, agent or independent contractor of the Purchaser’s security interest in such Collateral.  Upon the Purchaser’s request and option, such Grantor shall (i) instruct any such warehouseman, bailee, agent or independent contractor to hold all such Collateral for the Purchaser’s account subject to such Grantor’s instructions, or, if an Event of Default shall have occurred, subject to the Purchaser’s instructions and (ii) cause any such warehouseman, bailee, agent or independent contractor to enter into a collateral access agreement in form and substance satisfactory to the Purchaser.

4.10           Real Property. Upon request of the Purchaser, each Grantor shall execute and deliver to the Purchaser a mortgage, as well as assignment of rents and leases and permits and other documents reasonably appropriate to grant to the Purchaser a Lien over any real property of such Grantor, using the form generally used by the Purchaser and its affiliates with such changes acceptable to the Purchaser in its sole discretion necessary to conform to applicable local laws. In addition, in the event any Grantor hereafter acquires any interest in any real property, such Grantor shall promptly: (a) provide the Purchaser with a description of the location of the applicable real property; (b) provide the Purchaser with a legal description of such real property sufficient to enable the Purchaser to record the financing statements in the appropriate real property records and the name of the record owner of the real estate if other than the Grantor and real estate descriptions; and (c) pay to the Purchaser the related filing fee and any recording or stamp taxes due in connection with such filings.

4.11           Notices. Such Grantor shall promptly notify the Purchaser in writing of its acquisition of any interest hereafter in property that is of a type where a security interest or lien must be or may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation. In addition, such Grantor shall promptly notify the Purchaser of each of the following:  (a) any material adverse change in such Grantor’s financial condition or any change that materially affects any of the Collateral or the related security interest, (b) any claim, action, or proceeding which could materially and adversely affect the value of, or any such Grantor’s title to, any of the Collateral, or the effectiveness of the security interest, and (c) the occurrence of any Event of Default.

4.12           Notice of Commercial Tort Claims. Such Grantor agrees that, if it shall acquire any interest in any commercial tort claim (whether from another person or because such commercial tort claim shall have come into existence), (i) such Grantor shall deliver to the Purchaser within fifteen (15) calendar days of such acquisition, an update to the Disclosure Certificate that shall include a specific description of such commercial tort claim and such Grantor shall deliver any information about such commercial tort claim as the Purchaser shall reasonable request, (ii) Section 2.1 shall apply to such commercial tort claim and (iii) within fifteen (15) calendar days of such acquisition, such Grantor shall execute and deliver to the Purchaser, in each case in form and substance satisfactory to the Purchaser, any documentation, and take all other action, deemed by the Purchaser to be reasonably necessary or appropriate for the Purchaser to obtain, a perfected security interest having at least the priority set forth in Section 3.2 in all such commercial tort claims.

4.13           Compliance with Purchase Agreement. Such Grantor hereby makes all representations and warranties, and agrees to comply with all covenants and other provisions, applicable to it or any of its Subsidiaries under the Purchase Agreement, including Section 2.1 (Representations and Warranties of the Company Parties) (including Schedule II thereof referred to therein), Article III (Negative Covenants), Article IV (Affirmative Covenants), which includes indemnification provisions, and Section 5.2 (Fees and Expenses) thereof, and the Transaction Documents and agrees to the same submission to jurisdiction as that agreed to by the Company in the Purchase Agreement. Any update to the Disclosure Certificate delivered in accordance with the Transaction Documents shall, after the receipt thereof by the Purchaser, become part of the Disclosure Certificate for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

ARTICLE V           remedies

5.1           UCC and Other Remedies.

(a)           UCC Remedies. During the continuance of an Event of Default, the Purchaser may exercise, in addition to all other rights and remedies granted to it in this Agreement or any other Transaction Document and in any other instrument or agreement securing, evidencing or relating to any Secured Obligation, all rights and remedies of a secured party under the UCC or any other applicable law.

(b)           Disposition of Collateral. Without limiting the generality of the foregoing, the Purchaser may, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), during the continuance of any Event of Default (personally or through its agents or attorneys), (i) enter upon the premises where any Collateral is located, without any obligation to pay rent, through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other person notice or opportunity for a hearing on the Purchaser’s claim or action, (ii) collect, receive, appropriate and realize upon any Collateral, (iii) deliver notices under Control Agreements over deposit accounts and securities accounts to block the access of the Grantors and exercise control over such deposit accounts and securities accounts and transfer the content of such accounts, and direct other payments to be made to, to the Purchaser or other persons (and each Grantor hereby irrevocably waives the right to direct, during the continuance of an Event of Default, the application of all funds and securities in any deposit account or securities account subject to a Control Agreement, and (iv) as further set forth herein, enter into transfers, sales, or other dispositions of, grant option or options to purchase and deliver, any Collateral (enter into any Contractual Obligation to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of any Purchaser Party or elsewhere upon such terms and conditions and times and locations as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.

(c)            Regulated Sales. To the extent, and only to the extent, required by Regulation and prohibited by Regulation to be waived by the applicable Grantors (which the Grantors hereby expressly waive to the fullest extent permitted by Regulation), the Grantors agree that ten (10) days’ written notice is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions of the Purchaser’s intention to make any transfer, sale or other dispositions of any Collateral. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Purchaser may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Purchaser may determine in its sole and absolute discretion. The Purchaser shall not be obligated to sell any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Purchaser may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Purchaser until the sale price is paid by the purchaser or purchasers thereof, but none of the Purchaser or the other Purchaser Parties shall incur any Loss in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by Regulations, private) sale made in accordance with the Transaction Documents, the Purchaser and any other Purchaser Party may bid for or purchase, free (to the extent permitted by Regulation) from any right or equity of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any Obligation then due and payable to any Purchaser Party (in the case of the Purchaser or, otherwise, to such other Purchaser Party) from any Grantor as a credit against the purchase price, and the Purchaser (or, as the case may be, such other Purchaser Party) may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Purchaser shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Purchaser shall have entered into such an agreement, all Events of Default shall have been remedied and no Obligation shall remain outstanding. As an alternative to exercising the power of sale herein conferred upon it, the Purchaser may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.1 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

(d)           Management of the Collateral. Each Grantor further agrees, that, during the continuance of any Event of Default, (i) at the Purchaser’s request, it shall assemble the Collateral and make it available to the Purchaser at places that the Purchaser shall reasonably select, whether at such Grantor’s premises or elsewhere, (ii) without limiting the foregoing, the Purchaser also has the right to require that each Grantor store and keep any Collateral pending further action by the Purchaser and, while any such Collateral is so stored or kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain such Collateral in good condition, (iii) until the Purchaser is able to enter into an asset sale with respect to any Collateral, the Purchaser shall have the right to hold or use such Collateral to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Purchaser and (iv) the Purchaser may, if it so elects, seek the appointment of a receiver or keeper to take possession of any Collateral and to enforce any of the Purchaser‘s remedies (for the benefit of the Purchaser Parties), with respect to such appointment without prior notice or hearing as to such appointment. The Purchaser shall not have any obligation to any Grantor to maintain or preserve the rights of any Grantor as against third parties with respect to any Collateral while such Collateral is in the possession of the Purchaser.

(e)           Application of Proceeds. The Purchaser shall apply the cash proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Purchaser and any other Purchaser Party hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, as set forth in the Purchase Agreement, and only after such application and after the payment by the Purchaser of any other amount required by any Regulation, need the Purchaser account for the surplus, if any, to any Grantor.

(f)           Direct Obligation. None of the Purchaser or any other Purchaser Party shall be required to make any demand upon, or pursue or exhaust any right or remedy against, any Grantor, any other Purchaser Party or any other person with respect to the payment of the Obligations or to pursue or exhaust any right or remedy with respect to any Collateral therefor or any direct or indirect guaranty thereof. All of the rights and remedies of the Purchaser and any other Purchaser Party under any Transaction Document shall be cumulative, may be exercised individually or concurrently and not exclusive of any other rights or remedies provided by any Regulation. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Purchaser or any other Purchaser Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety, now or hereafter existing, arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of any Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

(g)           Commercially Reasonable. To the extent that applicable Regulations impose duties on the Purchaser to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Purchaser to do any of the following:

(i)            fail to incur significant costs, expenses or other Losses reasonably deemed as such by the Purchaser to prepare any Collateral for disposition;

(ii)           fail to obtain Permits, or other consents, for access to any Collateral to dispose of, or for the collection of, any Collateral, or, if not required by applicable Regulations, fail to obtain Permits or other consents for the collection or disposition of any Collateral;

(iii)          fail to exercise remedies against any person obligated on any Collateral or to remove Liens on any Collateral or to remove any adverse claims against any Collateral;

(iv)          advertise dispositions of any Collateral through publications or media of general circulation, whether or not such Collateral is of a specialized nature or to contact other persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring any such Collateral;

(v)          exercise collection remedies against account debtors and other persons obligated on any Collateral, directly or through the use of collection agencies or other collection specialists, hire one or more professional auctioneers to assist in the disposition of any Collateral, whether or not such Collateral is of a specialized nature or, to the extent deemed appropriate by the Purchaser, obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Purchaser in the collection or disposition of any Collateral, or utilize Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets to dispose of any Collateral;

(vi)         dispose of assets in private sales instead of, or through exchange or wholesale rather than, retail markets;

(vii)        disclaim disposition warranties, including title, possession or quiet enjoyment; or

(viii)       purchase insurance or credit enhancements to insure the Purchaser against risks of loss, collection or disposition of any Collateral or to provide to the Purchaser a guaranteed return from the collection or disposition of any Collateral.

Each Grantor acknowledges that the purpose of this Section 5.1 is to provide a non-exhaustive list of actions or omissions that are commercially reasonable when exercising remedies against any Collateral and that other actions or omissions by the Purchaser Parties shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 5.1. Without limitation upon the foregoing, nothing contained in this Section 5.1 shall be construed to grant any rights to any Grantor or to impose any duties on the Purchaser that would not have been granted or imposed by this Agreement or by applicable Regulations in the absence of this Section 5.1.

(h)           IP Licenses. For the purpose of enabling the Purchaser to exercise rights and remedies under this Section 5.1 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, enter into an asset sale with respect to, or grant options to purchase any Collateral) at such time as the Purchaser shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Purchaser, for the benefit of the Purchaser Parties, (i) an irrevocable, nonexclusive, worldwide license (exercisable without payment of royalty or other compensation to such Grantor), including in such license the right to sublicense, use and practice any Intellectual Property now owned or hereafter acquired by such Grantor and access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof and (ii) an irrevocable license (without payment of rent or other compensation to such Grantor) to use, operate and occupy all real property owned, operated, leased, subleased or otherwise occupied by such Grantor.

(i)           Performance by the Purchaser. The Purchaser may, but is not obligated to, perform or attempt to perform any Contractual Obligation of any Grantor contained herein with or without prior written notice to such Grantor. If any material part of the Collateral becomes the subject of any Proceeding and any such Grantor fails to defend fully such Proceeding and to protect such Grantor’s and Purchaser Parties’ rights in such Collateral in good faith, the Purchaser may, at its option but at Grantors’ cost, elect to defend and control the defense of such litigation or other proceeding, and may (i) select and retain counsel, (ii) determine whether settlement shall be offered or accepted, and (iii) determine and negotiate all settlement terms.

5.2           Accounts and Payments in Respect of General Intangibles.

(a)           In addition to, and not in substitution for, any similar requirement in the Purchase Agreement, if required by the Purchaser at any time during the continuance of an Event of Default, any payment of accounts or payment in respect of general intangibles, when collected by any Grantor, shall be promptly (and, in any event, within two (2) business days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Purchaser, in a deposit account subject to a Control Agreement, subject to withdrawal by the Purchaser as provided in Section 5.4. Until so turned over, such payment shall be held by such Grantor in trust for the Purchaser, segregated from other funds of such Grantor. Each such deposit of proceeds of accounts and payments in respect of general intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(b)           At any time during the continuance of an Event of Default:

(i)           each Grantor shall, upon the Purchaser’s request, deliver to the Purchaser all original and other documentation evidencing, and relating to, the agreements, arrangements and transactions that gave rise to any account or any payment in respect of general intangibles, including all original orders, invoices and shipping receipts and notify account debtors that the accounts or general intangibles have been collaterally assigned to the Purchaser and that payments in respect thereof shall be made directly to the Purchaser;

(ii)           the Purchaser may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its accounts or amounts due under general intangibles or any thereof and, in its own name or in the name of others, communicate with account debtors to verify with them to the Purchaser’s satisfaction the existence, amount and terms of any account or amounts due under any general intangible. In addition, the Purchaser may at any time enforce such Grantor’s rights against such account debtors and obligors of general intangibles; and

(iii)          each Grantor shall take all actions, deliver all documentation and provide all information necessary or reasonably requested by the Purchaser to ensure any Internet Domain Name is registered.

(c)           Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each account and each payment in respect of general intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Purchaser Party shall have any obligation or liability under any agreement giving rise to an account or a payment in respect of a general intangible by reason of or arising out of any Transaction Document or the receipt by any Purchaser Party of any payment relating thereto, nor shall any Purchaser Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an account or a payment in respect of a general intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

5.3           Pledged Collateral.

(a)           Voting Rights. During the continuance of an Event of Default, upon notice by the Purchaser to the relevant Grantor or Grantors, the Purchaser or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Collateral, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Purchaser may determine), all without liability except to account for property actually received by it; provided, that the Purchaser shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)           Proxies. In order to permit the Purchaser to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Purchaser all such proxies, dividend payment orders and other instruments as the Purchaser may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Purchaser an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall remain in place as long as any Obligation shall remain outstanding.

(c)           Authorization of Issuers. Each Grantor hereby expressly irrevocably authorizes and instructs, without any further instructions from such Grantor, each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Purchaser in writing that states that an Event of Default is continuing and is otherwise in accordance with the terms of this Agreement and each Grantor agrees that such issuer shall be fully protected from Losses to such Grantor in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or make any other payment with respect to the Pledged Collateral directly to the Purchaser.

5.4           Proceeds to be Turned Over to and Held by Purchaser. Unless otherwise expressly provided in the Purchase Agreement or this Agreement, after (i) acceleration of any part of the Secured Obligations of any Grantor or (ii) upon notice by the Purchaser to any Grantor during the continuation of an Event of Default, all proceeds of any Collateral received by such Grantor hereunder in Cash, certificates of deposit, bankers’ acceptances, time and demand deposits and other similar cash equivalents shall be held by such Grantor in trust for the Purchaser and the other Purchaser Parties, segregated from other funds of such Grantor, and shall, promptly upon receipt by any Grantor, be turned over to the Purchaser in the exact form received (with any necessary endorsement). All such proceeds and other proceeds being held by the Purchaser (or by such Grantor in trust for the Purchaser) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Purchase Agreement.

5.5           Registration Rights and Private Sales.

(a)           If, in the opinion of the Purchaser, it is necessary or advisable to transfer any portion of the Pledged Collateral by registering such Pledged Collateral under the provisions of the Securities Act of 1933 (the “Securities Act”) and such Pledged Collateral is not otherwise covered by more specific registration rights obligations of a relevant Grantor in any other Transaction Document, each such relevant Grantor shall cause the issuer thereof to do or cause to be done all acts as may be, in the opinion of the Purchaser, necessary or advisable to register such Pledged Collateral or that portion thereof to be transferred under the provisions of the Securities Act, all as directed by the Purchaser in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto and in compliance with the securities or “Blue Sky” laws of any jurisdiction that the Purchaser shall designate.

(b)           Each Grantor recognizes that the Purchaser may be unable to effect a public sale of any Pledged Collateral by reason of certain prohibitions contained in the Securities Act and applicable state or foreign securities laws or otherwise or may determine that a public sale is impracticable, not desirable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers that shall be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Purchaser shall be under no obligation to delay a sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act or under applicable state securities laws even if such issuer would agree to do so.

(c)           Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of any portion of the Pledged Collateral pursuant to this Section 5.5 valid and binding and in compliance with all applicable Regulations. Each Grantor further agrees that a breach of any covenant contained in this Section 5.5 will cause irreparable injury to the Purchaser and other Purchaser Parties, that the Purchaser and the other Purchaser Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Purchase Agreement.

5.6           Deficiency. Each Grantor shall remain jointly and severally liable for any deficiency if the proceeds of any sale or other disposition of any Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney or agent employed by the Purchaser or any other Purchaser Party to collect such deficiency.

ARTICLE VI           ADDITIONAL rights of the Purchaser

6.1           The Purchaser’s Appointment as Attorney-in-Fact

(a)            Each Grantor hereby irrevocably constitutes and appoints the Purchaser thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of the Transaction Documents, to take any appropriate action and to execute any documentation or instrument that may be necessary or desirable to accomplish the purposes of the Transaction Documents, and, without limiting the generality of the foregoing, each Grantor hereby gives the Purchaser the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following when an Event of Default shall be continuing:

(i)            in the name of such Grantor, in its own name or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any account or general intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Purchaser for the purpose of collecting any such moneys due under any account or general intangible or with respect to any other Collateral whenever payable;

(ii)           in the case of any Intellectual Property owned by or licensed to the Grantors, execute, deliver and have recorded any documentation that the Purchaser may request to evidence, effect, publicize or record the Purchaser’s security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)          pay or discharge taxes and Liens levied or placed on or threatened against any Collateral, effect any repair or pay any insurance called for by the terms of the Purchase Agreement (including all or any part of the premiums therefor and the costs thereof);

(iv)         execute, in connection with any sale provided for in this Agreement or any other Transfer Document, any documentation to effect or otherwise necessary or appropriate in relation to evidence the transfer of any Collateral; or

(v)          (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Purchaser or as the Purchaser shall direct, (B) ask or demand for, and collect and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other documentation in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any actions, suits, proceedings, audits, claims, demands, orders or disputes brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such actions, suits, proceedings, audits, claims, demands, orders or disputes and, in connection therewith, give such discharges or releases as the Purchaser may deem appropriate, (G) assign any Intellectual Property owned by the Grantors or any IP Licenses of the Grantors throughout the world on such terms and conditions and in such manner as the Purchaser shall in its sole discretion determine, including the execution and filing of any documentation necessary to effectuate or record such assignment, (H) deliver notices under Control Agreements over deposit accounts and securities accounts to present the access of the Grantors and exercise control over such deposit accounts and securities accounts and transfer the content of such accounts to, and direct other payments to be made to, the Purchaser or other persons and (I) generally, enter into an Asset Sale with respect to, grant a Lien on, enter into any agreement or other obligation with respect to and otherwise deal with, any Collateral as fully and completely as though the Purchaser were the absolute owner thereof for all purposes and do, at the Purchaser’s option, at any time or from time to time, all acts and things that the Purchaser deems necessary to protect, preserve or realize upon any Collateral and the Purchaser Parties’ security interests therein and to effect the intent of the Transaction Documents, all as fully and effectively as such Grantor might do.

(b)           If any Grantor fails to perform or comply with any obligation contained herein, the Purchaser, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such obligation.

(c)           The expenses of the Purchaser incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at the highest interest rate applicable to the principal amount of the Obligations, as set forth in the Transaction Documents, from the date of payment by the Purchaser to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Purchaser on demand.

(d)           Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Section 6.1. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

6.2           Authorization to File Financing Statements. Each Grantor authorizes the Purchaser, its Affiliates and their Related Parties, contractors and agents, at any time and from time to time, to file or record financing statements, amendments thereto, and other filing or recording documentation or instruments with respect to any Collateral in such form and in such offices as the Purchaser reasonably determines appropriate to perfect the security interests of the Purchaser under this Agreement, and such financing statements and amendments may describe the Collateral covered thereby as “all assets of the debtor” or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the applicable UCC, and contain any other information required pursuant to the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including, in the case of financing statements filed as fixture filings or indicating Collateral as as-extracted collateral or as otherwise required by applicable Regulation, a sufficient description of the real property related to the applicable Collateral. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording documentation or instrument for filing or recording in any jurisdiction. Such Grantor also hereby ratifies its authorization for the Purchaser to have filed any initial financing statement or amendment thereto under the UCC (or other similar laws) in effect in any jurisdiction if filed prior to the date hereof.

6.3           Authority of the Purchaser. Each Grantor acknowledges that the rights and responsibilities of the Purchaser under this Agreement with respect to any action taken by the Purchaser or the exercise or non-exercise by the Purchaser of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Purchaser and the other Purchaser Parties, be governed by the Purchase Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Purchaser and the Grantors, the Purchaser shall be conclusively presumed to be acting as agent for the Purchaser Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation or entitlement to make any inquiry respecting such authority.

6.4           Duty; Obligations and Losses. The Purchaser’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Purchaser deals with similar property for its own account. The powers conferred on the Purchaser hereunder are solely to protect the Purchaser’s interest in the Collateral and shall not impose any duty upon the Purchaser to exercise any such powers. The Purchaser shall be accountable only for amounts that it receives as a result of the exercise of such powers, and neither it nor any of its Affiliates shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. In addition, the Purchaser shall not be liable or responsible for any loss or damage to any Collateral, or for any diminution in the value thereof, and shall not suffer any other Loss by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other bailee if such person has been selected by the Purchaser in good faith.

6.5           Obligations and Losses with respect to the Collateral. No Purchaser Party and no Affiliate thereof shall be liable or otherwise incur any Loss for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Purchaser hereunder shall not impose any duty upon any other Purchaser Party to exercise any such powers. The other Purchaser Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

ARTICLE VII           miscellaneous

7.1           Reinstatement. Each Grantor agrees that, if any payment made by any Purchaser Party or other person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by any Purchaser Party to such Grantor, its estate, trustee, receiver or any other party, including as part of any bankruptcy or insolvency proceeding or any bankruptcy, state or federal law, common law or equitable cause or other Regulation, then, to the extent of such payment or repayment, any Lien or other Collateral securing the Secured Obligations that had originally been repaid shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, any Lien or other Collateral securing such Secured Obligations hereunder shall have been released or terminated by virtue of the foregoing or (b) any other provision of this Agreement shall have been terminated, cancelled or surrendered, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

7.2           Independent Obligations. The obligations of each Grantor hereunder are independent of and separate from the Secured Obligations. If any Secured Obligation is not paid when due, or upon any Event of Default, the Purchaser may, at its sole election, proceed directly and at once, without notice, against any Grantor and any Collateral to collect and recover the full amount of any Secured Obligation then due, without first proceeding against any other Grantor, any other Company Party or any other Collateral and without first joining any other Grantor or any other Company Party in any proceeding.

7.3           No Waiver by Course of Conduct. No Purchaser Party shall by any act (except by a written instrument pursuant to Section 7.4), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of any Purchaser Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Purchaser Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that such Purchaser Party would otherwise have on any future occasion.

7.4           Amendments in Writing; Entire Agreement. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 5.3(b) of the Purchase Agreement; provided, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements (each as defined below), in substantially the form of Annex 1 and Annex 2, respectively, in each case duly executed by the Purchaser and each Grantor directly affected thereby. Furthermore, as described in Section 5.3(a) (Entire Agreement) of the Purchase Agreement, this Agreement and the other Transaction Documents contain and constitute the entire agreement of the parties with respect to the subject matter hereof.

7.5           Additional Grantors; Additional Pledged Collateral.

(a)           Joinder Agreements. The Company shall cause any Subsidiary that is not a Grantor to become a Grantor hereunder. Each such Subsidiary shall execute and deliver to the Purchaser a Joinder Agreement substantially in the form of Annex 2 (each a “Joinder Agreement”) and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the date hereof.

(b)           Pledge Amendments. To the extent any Pledged Collateral has not been delivered as of the date hereof, such Grantor shall deliver a pledge amendment duly executed by the Grantor in substantially the form of Annex 1 (each, a “Pledge Amendment”). Such Grantor authorizes the Purchaser to attach each Pledge Amendment to this Agreement.

7.6           Notices. All notices, requests and demands to or upon the Purchaser or any Grantor hereunder shall be effected in the manner provided for in Section 5.4 (Notices) of the Purchase Agreement; provided, that any such notice, request or demand to or upon any Grantor shall be addressed to the Company’s notice address set forth in such Section 5.4.

7.7           Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Purchaser Party and their successors and assigns; provided, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Purchaser (and any attempt to effect such assignment, transfer or delegation without such consent shall be null and void at the outset), unless expressly authorized by the Purchase Agreement.

7.8           Amendments; Counterparts; Electronic Signatures. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 5.3(b) (Amendments) of the Purchase Agreement. This Agreement may be executed in counterparts as provided in Section 5.3(e) (Counterparts) of the Purchase Agreement and, as provided in Section 5.3(f) (Electronic Signatures) of the Purchase Agreement, electronic signatures have the same force and effect as manual signatures.

7.9           Survival. All representations and warranties made by the Grantors in the Transaction Documents (including any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made by the Grantors under this Agreement (including those representations and warranties set forth in the immediately preceding sentence) shall be made or deemed to be made at and as of the date hereof (except those that are expressly made as of a specific date), shall survive after the date hereof and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Purchaser or the purchase of any Purchased Securities under the Purchase Agreement. Notwithstanding any termination of this Agreement, the indemnities to which the Purchaser Parties are entitled under the provisions of this Agreement or any other Transaction Document shall continue in full force and effect and shall protect the Purchaser Parties against events arising after such termination as well as before. This Agreement shall be reinstated at any time any payment of any Secured Obligation, in whole or in part, is rescinded or must otherwise be returned by the Purchaser upon the insolvency, bankruptcy or reorganization of any Grantor or other Company Party or otherwise, all as though such payment had not been made.

7.10         Security Interest Absolute. All rights of the Purchaser hereunder, the grant of the security interest in the Collateral, and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Transaction Document or any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Transaction Documents or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement (other than payment of the outstanding Secured Obligations).

7.11         Governing Law. Each Grantor agrees to Section 5.6 (Governing Law; Courts) of the Purchase Agreement, including that (a) this Agreement and all claims, disputes, Proceedings, and matters related hereto or thereto or arising hereunder or thereunder or arising from or relating to the relationship among any of the parties hereto or thereto, are governed by, and shall be construed, interpreted and enforced exclusively in accordance with, the laws of the State of Delaware (without giving effect to the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of Delaware) and (b) any such Proceeding shall be brought exclusively in the Delaware state courts sitting in Wilmington, DE or the federal courts of the United States of America for the District of Delaware sitting in Wilmington, DE; provided, that the Purchaser and any Purchaser Party may bring Proceedings in other jurisdictions to enforce any Transaction Document. Each Company Party hereby accepts such jurisdiction, waives any objections to venue, and agrees that a final judgment in any such Proceeding shall be conclusive and enforceable in other jurisdictions, all as provided in the Purchase Agreement and accepts that service of process may be made in the way set forth in the Purchase Agreement

7.12         Waiver of Jury Trial and Certain Other Rights. Each party hereto hereby agree to Section 5.16 (Waiver of Jury Trial and Certain Other Rights) of the Purchase Agreement whereby, among other things, it irrevocably waives trial by jury in any Proceeding with respect to, or directly or indirectly arising out of, relating to or in connection with, this Agreement or any other Transaction Document or the transactions contemplated therein or related thereto (whether founded in contract, tort or any other theory). Each party hereto (a) certifies that no representative, agent or attorney of any other party or beneficiary hereof has represented, expressly or otherwise, that such other parties would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties have been induced to enter into this Agreement and the other Transaction Documents by, among other things, the mutual waivers and certifications in this section.

7.13         Interpretation. This Agreement is a Transaction Document and as such is subject to various interpretative, amendment and third party beneficiary and other miscellaneous provisions set forth in the Purchase Agreement that expressly apply to Transaction Documents, located principally in Article V thereof, including Sections 5.3(d) (No Implied Waivers or Notice Rights), 5.5 (Set off), 5.7 (Severability) and 5.11 (Marshaling, Payments Set Aside) thereof.

[Signature Pages Follow]

In witness whereof, each of the undersigned has duly executed this Agreement as of the date first written above.

ConnectM Technology Solutions, Inc.
as Company and Grantor

By:
Name:
Title:
Signed on:

[Grantors]
as Grantor

By:
Name:
Title:

Accepted and Agreed
as of the date first written above:

ASCENT PARTNERS FUND LLC
as Purchaser

By:
Name:
Title: Authorized Signatory

ANNEX 1

FORM OF PLEDGE AMENDMENT

Pledge Amendment

This Pledge Amendment, dated as of __________ __, 20__, is delivered pursuant to Section 7.5(b) of the Security Agreement, dated as of __________ __, 20__, by ________________ (the “Company”), the undersigned Grantors and the other Company Parties and Affiliates of the Company from time to time party thereto as Grantors in favor of ASCENT PARTNERS FUND LLC, for itself and as agent for the other Purchaser Parties referred to therein (the “Security Agreement”). Capitalized terms used herein without definition are used as defined in the Security Agreement.

The undersigned hereby agrees that (a) this Pledge Amendment may be attached to, and become part of, the Security Agreement, (b) the information set forth in Annex 1-A to this Pledge Amendment shall be added to the information set forth in [Section 14 (Pledged Collateral) of Schedule 1-A (Corporate Information)] [Section 4 (Pledged Collateral) of Schedule 1-B (Information About Individual Company Parties)] to the Disclosure Certificate (without modifying any representation or warranty made prior to the date hereof) and (c) the Pledged Collateral listed on Annex 1-A to this Pledge Amendment shall be and become part of the Collateral referred to in the Security Agreement and shall secure all Secured Obligations of the undersigned.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III (Representations and Warranties) of the Security Agreement (including by reference to the Disclosure Certificate or the Purchase Agreement) is true and correct and as of the date hereof as if made on and as of such date.

[Grantor]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED
as of the date first written above:

ASCENT PARTNERS FUND LLC,
as Purchaser

By:
Name:
Title: Authorized Signatory

annex 1-a
TO
Pledge Amendment

CERTIFICATED BLUE CLOUD SHARES

Issuer	Class	Certificate No(s).	Par Value	Number of Shares

UNCERTIFICATED BLUE CLOUD SHARES

Issuer	Class	Account or Reference No(s).	Par Value	Number of Shares

ANNEX 2

FORM OF JOINDER AGREEMENT

Joinder Agreement

This Joinder Agreement, dated as of _________ __, 20__, is delivered pursuant to Section 7.5(a) of the Security Agreement, dated as of __________ __, 20__, by and among _______________ (together with its successors and, if permitted, assigns the “Company”) and the Affiliates of the Company from time to time party thereto as Grantors in favor of Ascent Partners Fund LLC, a Delaware limited liability company, for itself and as agent for the other Purchaser Parties referred to therein (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”). Capitalized terms used but not defined herein are used as defined in the Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.5(a) of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby mortgages, pledges and hypothecates to the Purchaser for the benefit of the Purchaser Parties, and grants to the Purchaser for the benefit of the Purchaser Parties a lien on and security interest in, all of its rights, title and interests in, to and under the Collateral of the undersigned and expressly assumes all obligations and liabilities of a Grantor thereunder. The undersigned hereby agrees to be bound as a Grantor for the purposes of the Security Agreement.

The information set forth in Annex 1 hereto is hereby added to the information set forth in the Disclosure Certificate (without modifying any representation or warranty made prior to the date hereof). By acknowledging and agreeing to this Joinder Agreement, the undersigned hereby agree that this Joinder Agreement may be attached to the Purchase Agreement and that the Pledged Collateral listed on Annex 1 to this Joinder Amendment shall be and become part of the Collateral referred to in the Security Agreement and shall secure all Secured Obligations of the undersigned.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III of the Security Agreement (including by reference to the Disclosure Certificate or the Purchase Agreement) applicable to it and its Subsidiaries is true and correct on and as the date hereof as if made on and as of such date.

In witness whereof, each of the undersigned has duly executed this Joinder Agreement as of the date first written above.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED
as of the date first written above:

[EACH GRANTOR PLEDGING ADDITIONAL COLLATERAL]

By:
Name:
Title:

ASCENT PARTNERS FUND LLC,
as Purchaser

By:
Name:
Title: Authorized Signatory

ANNEX 1

TO THE JOINDER AGREEMENT

[Insert all information to be added to the Disclosure Statement.]

ANNEX 3

FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This [Copyright] [Patent] [Trademark] Security Agreement, dated as of _________ __, 20__, is made by each of the entities listed on the signature pages hereof (each, together with their successors and, if permitted, assigns, a “Grantor” and, collectively, the “Grantors”), in favor of _________________________, for itself and as agent for certain other Purchaser Parties (as defined in the Purchase Agreement) (together with its successors and permitted assigns, the “Purchaser”).

W I T N E S S E T H:

Whereas, pursuant to the Purchase Agreement, dated as of __________ __, 20__ (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), between the Company and the Purchaser, the Purchaser has agreed to purchase securities from the Company upon the terms and subject to the conditions set forth therein; and

Whereas, each Grantor (other than the Company) has guaranteed the Obligations (as defined in the Purchase Agreement) of the Company and other Company Parties (as defined in the Purchase Agreement) and all of the Grantors are party to a Security Agreement of even date herewith with the Purchaser (the “Security Agreement”) pursuant to which the Grantors are required to execute and deliver this [Copyright] [Patent] [Trademark] Security Agreement.

Now, Therefore, in consideration of the premises and to induce the Purchaser to enter into the Purchase Agreement and to induce the Purchaser to purchase securities from the Company thereunder, each Grantor hereby agrees with the Purchaser as follows:

Section 1.           Defined Terms. Capitalized terms used herein without definition have the meanings ascribed to such terms in the Security Agreement.

Section 2.           Grant of Security Interest in [Copyright] [Trademark] [Patent] Collateral. Each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby mortgages, pledges and hypothecates to the Purchaser for the benefit of the Purchaser Parties, and grants to the Purchaser for the benefit of the Purchaser Parties a Lien on and security interest in, all of its rights, title and interests in, to and under the following Collateral of such Grantor (the “[Copyright] [Patent] [Trademark] Collateral”):

(a)           [all of its Copyrights and all IP Licenses providing for the grant by or to such Grantor of any right under any Copyright, including, without limitation, those referred to on Schedule 1 hereto;

(b)           all renewals, reversions and extensions of the foregoing; and

(c)           all income, royalties, proceeds and Losses at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

or

(a)           [all of its Patents and all IP Licenses providing for the grant by or to such Grantor of any right under any Patent, including, without limitation, those referred to on Schedule 1 hereto;

(b)           all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing; and

(c)           all income, royalties, proceeds and Losses at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

or

(a)           [all of its Trademarks and all IP Licenses providing for the grant by or to such Grantor of any right under any Trademark, including, without limitation, those referred to on Schedule 1 hereto;

(b)           all renewals and extensions of the foregoing;

(c)           all goodwill of the business connected with the use of, and symbolized by, each such Trademark; and

(d)           all income, royalties, proceeds and Losses at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.]

Section 3.              Security Agreement. The security interest granted pursuant to this [Copyright] [Patent] [Trademark] Security Agreement is granted in conjunction with the security interest granted to the Purchaser pursuant to the Security Agreement and each Grantor hereby acknowledges and agrees that the rights and remedies of the Purchaser with respect to the security interest in the [Copyright] [Patent] [Trademark] Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Section 4.              Grantor Remains Liable. Each Grantor hereby agrees that, anything herein to the contrary notwithstanding, such Grantor shall assume full and complete responsibility for the prosecution, defense, enforcement or any other necessary or desirable actions in connection with their [Copyrights] [Patents] [Trademarks] and IP Licenses subject to a security interest hereunder.

Section 5.              Counterparts. This [Copyright] [Patent] [Trademark] Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

Section 6.              Governing Law. This [Copyright] [Patent] [Trademark] Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware.

[Signature Pages Follow]

In witness whereof, each Grantor has caused this [Copyright] [Patent] [Trademark] Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[GRANTOR] as Grantor

By:
Name:
Title:

Acknowledgment of Grantor

State of	)
) ss.
County of	)

On this ___ day of ________, 20__ before me personally appeared ______________________, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of ________________, who being by me duly sworn did depose and say that he is an authorized officer of said [corporation][limited liability company], that the said instrument was signed on behalf of said [corporation][limited liability company] as authorized by its [Board of Directors][Board of Managers] and that he acknowledged said instrument to be the free act and deed of said [corporation][limited liability company].

____________________________
Notary Public

Schedule 1 to
[Copyright] [Patent] [Trademark] Security Agreement

[Copyright] [Patent] [Trademark] Registrations

A.            REGISTERED [COPYRIGHTS] [PATENTS] [TRADEMARKS]

[Include Registration Number and Date]

B.            [COPYRIGHT] [PATENT] [TRADEMARK] APPLICATIONS

[Include Application Number and Date]

C.            IP LICENSES

[Include complete legal description of agreement (name of agreement, parties and date)]

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